Exhibit 99.2

On April 21, 2011, TradeStation Group, Inc. sent the following e-mail to the customers of its subsidiaries:

Email To: All TradeStation Customers

From: Salomon Sredni, CEO of TradeStation Group

Subject Line: Recent News

Attachment: Press Release

Dear Valued Customer,

As you may have already seen in the press release that was published last night, we announced that we signed an agreement with Monex Group, a leading Japanese online brokerage firm, under which Monex will acquire all outstanding shares of TradeStation.

We expect, naturally, that you may have some questions about what this will mean to you as a TradeStation customer. The first thing you should know is that we expect there will be no changes to the products and services that attracted you to TradeStation and make you want to remain a TradeStation customer. As you can see in the press release, one of the main reasons Monex wants to buy us is our leadership in the active trader market. Monex not only wants to help us improve and grow our current business, but to offer the award-winning TradeStation platform to its customers in Japan. We contemplate no significant changes in the management, people, products, services, commissions, fees, operations, systems or methods of doing business we now have and provide.

In the period that has now begun with the signing of our agreement with Monex through the anticipated closing of the transaction, we will be subject to several SEC and other rules and regulations that limit the type of information we can provide to you as the transaction progresses, the times we can give you information, and the manner in which we do it. We tell you this so that you do not get the wrong impression if you call our employees for information and hear that they are unable to provide it. Rest assured, we intend to work hard, in our new partnership with Monex, to make TradeStation better than it has ever been.

With best regards and deepest gratitude,

Salomon Sredni, CEO, TradeStation Group, Inc.

Parent company of:

TradeStation Securities, Inc. (Member NYSE, FINRA, NFA & SIPC)

TradeStation Forex, Inc. (Member NFA)

TradeStation Europe Limited (an FSA authorized and regulated company)

TradeStation Technologies, Inc.

Some FAQs :

How will this transaction benefit me?

•

This acquisition will provide new resources and capabilities to strengthen TradeStation’s commitment to help our customers and continue to elevate your trading with award winning technology, superior support and continuing education.

How will this impact my TradeStation accounts?

•

Your accounts and how you deal with TradeStation will not change. Your account numbers, our products and services, customer support, websites and other resources we provide you will all remain the same.

I know how to reach TradeStation now with support or trading questions. Will that change?

•	This will not change. The TradeStation teams you rely on at TradeStation will continue to support you. Their phone numbers and email addresses will not change.

Will the TradeStation platform change?

•	TradeStation continually enhances and updates our award-winning platform. We believe the acquisition will provide resources for us to accelerate the pace of our innovation and market leadership.

Will commissions change?

•	TradeStation offers a choice of commission plans to help traders manage their trading costs. There are no plans to change commissions.

TradeStation has a clear focus on providing technology, tools and support for serious traders. Will this change?

•

TradeStation’s commitment to serious traders is not changed. Combining with Monex will enhance our ability to continue to provide you with cutting edge technology, tools and support to help you elevate your trading.

Will my accounts still be with TradeStation?

•

Yes. The structure of TradeStation Group and its subsidiaries TradeStation Securities, TradeStation Forex, TradeStation Technologies and TradeStation Europe Limited will not change. This acquisition changes the ownership of TradeStation Group, which will now be privately held by Monex.

Do I need to take any action as a result of this transaction?

•	No.

Who will clear my trades?

•	There will be no changes to execution or clearing.

Important Additional Information

The acquisition described in this e-mail is expected to be completed through a cash tender offer followed by a merger. The tender offer has not yet commenced. These materials are neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of TradeStation’s common stock will be made pursuant to an offer to purchase and related materials that Monex expects to file with the U.S. Securities and Exchange Commission. At the time the offer is commenced, Monex will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission, and TradeStation will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Investors and TradeStation shareholders are strongly advised to read both the tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement when they become available as they will contain important information that should be considered before any decision is made with respect to the tender offer. These materials (and all other materials filed by TradeStation with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Free copies of the tender offer statement and related materials and the solicitation/recommendation statement, when available, may be obtained from the information agent for the tender offer. Investors and TradeStation shareholders may also obtain free copies of the documents filed by TradeStation with the U.S. Securities and Exchange Commission by contacting TradeStation’s Chief Financial Officer, David H. Fleischman at 8050 SW 10th Street, Suite 4000, Plantation, FL 33324, telephone number 954-652-7000.

Forward Looking Statements

This document contains statements that are forward-looking and are subject to risks and uncertainties that could cause actual results to materially differ from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements and information regarding the intent, belief or current expectation of Monex, TradeStation and members of their respective senior management team. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer; uncertainties as to how many of TradeStation’s shareholders will tender their shares in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transactions may not be satisfied or waived, including that a governmental or regulatory authority may prohibit, delay or refuse to grant approval for the consummation of the transactions; the effects of industry, regulatory, economic and/or market conditions that are outside of Monex’s or TradeStation’s control; and other risks and uncertainties discussed in documents filed by TradeStation with the U.S. Securities and Exchange Commission, including, but not limited to, TradeStation’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 11, 2011, TradeStation’s Annual Report, as amended, on Form 10-K/A for the fiscal year ended December 31, 2010 containing Part III information (which TradeStation expects to soon be filed with the Securities and Exchange Commission) and the tender offer documents and solicitation/recommendation statement to be filed with the U.S. Securities and Exchange Commission in connection with the tender offer. TradeStation undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

The following copy of the April 20, 2011 joint press release issued by TradeStation Group, Inc. (“TradeStation”) and Monex Group, Inc. was hyperlinked to the April 21, 2011 e-mail that was sent to the customers of TradeStation’s subsidiaries:

TRADESTATION GROUP TO BE ACQUIRED BY MONEX GROUP

Shareholders to Receive $9.75 in Cash per Share

Transaction Valued at $411 Million

Plantation, Florida and Tokyo, Japan, April 20, 2011 – TradeStation Group, Inc. (NASDAQ GS: TRAD) (“TradeStation” or the “Company”) and Monex Group, Inc. (Tokyo Stock Exchange: 8698) (“Monex”) today announced that they have entered into a definitive agreement pursuant to which a subsidiary of Monex (the “Merger Sub”) will acquire all the outstanding common stock of TradeStation for $9.75 per share, or approximately $411 million in aggregate, through a cash tender offer followed by a merger.

Under the terms of the agreement, which has been unanimously approved by TradeStation and Monex’s respective Boards of Directors, TradeStation’s shareholders will receive $9.75 in cash for each outstanding share of TradeStation common stock they own, which represents a 39% premium to TradeStation’s share price 30 days ago, on March 21, 2011, and a 32% premium to TradeStation’s closing stock price on April 20, 2011, the last full trading day before today’s announcement.

“We are pleased to announce this transaction, as it delivers significant value to our shareholders,” said Salomon Sredni, Chairman and Chief Executive Officer of TradeStation. “Monex is a leader in Japan’s online brokerage market, and we believe it will be a great partner as we go forward as part of the Monex family.”

Oki Matsumoto, Chairman and CEO of Monex said: “TradeStation has a well-established, award-winning platform that is poised for continued growth and has a proven track record among the active trader segment of the United States. Through this acquisition, we expect TradeStation and Monex to complement one another via cross-utilization of technological development capabilities, customer and revenue bases. We are truly excited to work with TradeStation to realize our global vision.”

Under the terms of the agreement, it is anticipated that Merger Sub will commence a tender offer for all of the outstanding shares of TradeStation by May 10, 2011.

If the tender offer is successfully completed, the parties expect the transaction to close early in the 2011 third quarter. Completion of the tender offer is subject to, among other things, the satisfaction of the minimum tender condition of at least a majority of TradeStation’s outstanding common shares on a fully diluted basis, required regulatory approvals, including those of the

Federal Trade Commission under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976, the Financial Industry Regulatory Authority (FINRA), and the United Kingdom Financial Services Authority (FSA), and other customary closing conditions.

J.P. Morgan is acting as financial advisor and Bilzin Sumberg Baena Price & Axelrod LLP is acting as legal counsel to TradeStation on this transaction. Deutsche Bank is acting as financial advisor and Simpson Thacher & Bartlett LLP is acting as legal counsel to Monex.

About TradeStation Group, Inc.

TradeStation Group, Inc. (NASDAQ GS: TRAD), through its brokerage subsidiaries, offers the TradeStation platform to the active trader and certain institutional trader markets. TradeStation is an electronic trading platform that offers state-of-the-art electronic order placement and execution and enables clients to scan the markets and design, test, optimize, monitor and automate their own custom Equities, Options, Futures and Forex trading strategies.

TradeStation Securities, Inc. (Member NYSE, FINRA, SIPC, DTCC, OCC & NFA) is a self-clearing, licensed securities broker-dealer and a registered futures commission merchant, and also a member of numerous major exchanges. Its TradeStation Prime Services division, based in New York, seeks to provide prime brokerage services, including securities lending, to small and mid-sized hedge funds and other firms. TradeStation Forex, Inc. (Member NFA) is a Retail Foreign Exchange Dealer (RFED) which offers foreign currency (forex) accounts under what is commonly referred to as the “agency broker model.” The London-based subsidiary, TradeStation Europe Limited, an FSA-authorized brokerage firm, introduces UK and other European accounts to TradeStation Securities and TradeStation Forex. TradeStation’s technology subsidiary, TradeStation Technologies, Inc., develops and offers strategy trading software tools and subscription services and owns TradeStation’s intellectual property.

About Monex

Monex Group Inc. (Tokyo Stock Exchange 1st section: 8698), including its main subsidiary Monex Inc. (Tokyo, Oki Matsumoto, Chairman and CEO), an online securities brokerage, provides advanced and unique financial services to individual investors. Monex Group has been a pioneer among Japanese online securities brokers since the complete liberalization of commissions and fees in stock brokerages in 1999. Monex relentlessly strives to offer its customers in Japan innovative products and services and has established its reputation as a unique independent financial institution group. Its services cover M&A advisory, debt & equity underwriting, asset management focusing on alternative investments, investment education, and other investment banking functions along with an online distribution network to more than 1.2 million individual investors in Japan.

Monex Group aims to globalize its customer base and businesses in addition to enhancing its global product line and services. Specifically, in recent years, Monex has embarked on an ambitious plan to strengthen its products and services globally by focusing its expansion efforts to date on the growing Chinese market, by opening representative offices in Beijing and acquiring BOOM Securities (HK) Limited and its group companies in Hong Kong. As a core element in the further expansion and global diversification of its businesses, it has been seeking opportunities to expand into the U.S. market, which it saw as the missing pillar in achieving a truly global platform. The acquisition of TradeStation will provide Monex with an immediate expansion and strong commercial presence in the U.S. online brokerage market.

Notice to Investors

The tender offer for the outstanding shares of TradeStation’s common stock referred to in this press release has not yet commenced. This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of TradeStation’s common stock will be made pursuant to an offer to purchase and related materials that Merger Sub and Monex expect to file with the Securities and Exchange Commission. At the time the offer is commenced, Merger Sub and Monex will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission, and TradeStation will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Investors and TradeStation shareholders are strongly advised to read both the tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement when they become available as they will contain important information that should be considered before any decision is made with respect to the tender offer. These materials (and all other materials filed by TradeStation with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Free copies of the tender offer statement and related materials and the solicitation/recommendation statement, when available, may be obtained from the information agent for the tender offer. Investors and TradeStation shareholders may also obtain free copies of the documents filed by TradeStation with the U.S. Securities and Exchange Commission by contacting TradeStation’s Chief Financial Officer, David H. Fleischman at 8050 SW 10th Street, Suite 4000, Plantation, FL 33324, telephone number 954-652-7000.

Forward Looking Statements

This press release contains statements that are forward-looking and are subject to risks and uncertainties that could cause actual results to materially differ from those described. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements and information regarding the intent, belief or current expectation of Monex, TradeStation and members of their respective senior management team. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer; uncertainties as to how many of TradeStation’s shareholders will tender their shares in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transactions may not be satisfied or waived, including that a governmental or regulatory authority may prohibit, delay or refuse to grant approval for the consummation of the transactions; the effects of disruption from the proposed transactions making it more difficult to maintain relationships with employees, customers and/or other business relationships; other business effects, including the effects of industry, regulatory, economic and/or market conditions that are outside of Monex’s or TradeStation’s control; unexpected transaction costs and actual or contingent liabilities; and other risks and uncertainties discussed in documents filed by TradeStation with the U.S. Securities and Exchange Commission, including, but not limited to, TradeStation’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 11, 2011, TradeStation’s Annual Report, as amended, on Form 10-K/A for the fiscal year ended December 31, 2010 containing Part III information (which TradeStation expects to soon be filed with the Securities and Exchange Commission) and the tender offer documents and solicitation/recommendation statement to be filed with the U.S. Securities and Exchange Commission in connection with the tender offer. Neither Monex nor TradeStation undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Contact for TradeStation

David H. Fleischman

Chief Financial Officer

TradeStation Group, Inc.

954-652-7000

Contact for Monex

Takashi Oyagi

Chief Strategic Officer

Monex Group, Inc.

+81-3-6212-3750